EXHIBIT 99.2

NOTICE OF GUARANTEED DELIVERY
for
SUBSCRIPTION RIGHTS CERTIFICATES
Issued by
BANKATLANTIC BANCORP, INC.

This form, or one substantially equivalent to this form, must be used to exercise the subscription rights (the “Subscription Rights”) pursuant to the rights offering described in the prospectus supplement, dated June 18, 2010, and accompanying prospectus, dated May 4, 2010 (collectively, the “Prospectus”), of BankAtlantic Bancorp, Inc., a Florida corporation ( the “Company”), if a holder of Subscription Rights cannot deliver the certificate(s) evidencing such Subscription Rights (the “Subscription Rights Certificate(s)”) to be received by the Subscription Agent on or prior to 5:00 p.m., New York City time, on July 20, 2010, unless extended in the sole discretion of the Company (such date and time, as it may be extended, the “Expiration Date”).

The Notice of Guaranteed Delivery and full payment for the shares of Class A Common Stock subscribed for must be sent by mail, express mail, overnight courier or facsimile transmission to the Subscription Agent, and must be received by the Subscription Agent on or prior to the Expiration Date. See “The Rights Offering — Guaranteed Delivery Procedures” in the Prospectus. The Subscription Rights Certificate(s) must thereafter be received by the Subscription Agent on or before 5:00 p.m., New York City time, on the date that is three (3) business days after the Expiration Date. Failure to timely send such Subscription Rights Certificate(s) will result in liability of the firm guarantying delivery for the full amount subject to this guarantee.

The Subscription Agent is:

Computershare Trust Company, N.A.

By Mail:

Computershare
c/o Voluntary Corporate Actions
P.O. Box 43011
Providence, RI 02940-3011

By Express Mail or Overnight Courier:

Computershare
c/o Voluntary Corporate Actions
Suite V, 250 Royall Street
Canton, MA 02021

By Facsimile Transmission:

(617) 360-6810
Confirm by Telephone to:
(781) 575-2332

Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile other than as set forth above does not constitute a valid delivery.

This form is not to be used to guarantee signatures. If a signature on a Subscription Rights Certificate is required to be guaranteed by an Eligible Guarantor Institution, as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, due to special issuance or delivery instructions, such signature guarantee must appear in the applicable space provided in the signature box of the Subscription Rights Certificate.

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of a Subscription Rights Certificate(s) representing           Subscription Rights and that such Subscription Rights Certificate(s) cannot be delivered to the Subscription Agent on or before 5:00 p.m., New York City time, on the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise (i) Basic Subscription Rights to subscribe for            shares of Class A Common Stock with respect to the Subscription Rights represented by such Subscription Rights Certificate(s) and (ii) the Over-Subscription Option relating to such Subscription Rights, to the extent that shares of Class A Common Stock that are not otherwise purchased pursuant to the exercise of Basic Subscription Rights (the “Excess Shares”) are available therefor, for an aggregate of up to           Excess Shares, subject to acceptance by the Company and availability and allocation, in each case as described in the Prospectus. The undersigned has enclosed herewith payment in full for the shares of Class A Common Stock (including the Excess Shares) so subscribed for.

Signature:

Name(s):
(Please Type or Print)	(Please Type or Print)

Address:

Telephone:
(Including Area Code)	(Including Area Code)

Subscription Rights Certificate No.(s) (if available)

THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

GUARANTEE OF DELIVERY

(not to be used for Subscription Rights Certificate signature guarantee)

The undersigned, a member firm of a registered national securities exchange or member of the National Association of Securities Dealers, Inc., commercial bank or trust company having an office or correspondent in the United States, or other eligible guarantor institution which is a member of or a participant in a signature guarantee program acceptable to the Subscription Agent, hereby guarantees that the undersigned will deliver to the Subscription Agent the Subscription Rights Certificate(s) representing the Subscription Rights being exercised hereby, with any required signature guarantees and any other required documents, on or before 5:00 p.m. New York City time, on the date that is three (3) business days after the Expiration Date.

Name of Firm	Authorized Signature

Address	Name

City, State, Zip Code	Title

Area Code and Telephone Number

Date:

The institution which completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Rights Certificate(s) to the Subscription Agent within the time period set forth above. Failure to do so could result in a financial loss to such institution.

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